THIS PROMISSORY NOTE (THIS "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE BORROWER RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE BORROWER, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                            KIRK PHARMACEUTICALS, LLC
                                 PROMISSORY NOTE

US$1,250,000                                                     APRIL 20, 2007
                                                             NEW YORK, NEW YORK

                  KIRK PHARMACEUTICALS, LLC, a Florida limited liability company (the "BORROWER"), for value received, hereby promises to pay to 2133820 ONTARIO INC., an Ontario company, of 265 Rimrock Road, Suite 1, North York, Ontario M3J 3C6, Canada, and its successors or registered assigns (the "HOLDER"), the principal amount of One Million Two Hundred and Fifty Thousand Dollars (US$1,250,000) (the "PRINCIPAL") on the Maturity Date (as defined below) and to pay monthly interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of 15% per annum from the date hereof until the Maturity Date (the "NOTE"). In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

1) PAYMENTS.

         (a) The Principal and any accrued and unpaid interest on this Note shall be due and payable in full on the Maturity Date. The "MATURITY DATE" shall be September 12, 2007.

         (b) The Borrower shall make monthly payments of interest in arrears on the accrued and unpaid Principal balance outstanding from month to month, such interest to be due and payable on the first Business Day (as defined below) of each calendar month with the first payment being due and payable on May 1, 2007.

         (c) If any amount of interest or Principal on or in respect of this Note falls on a day that is not a Business Day (as defined below), the payment due will be made on the next succeeding Business Day with the same force and effect as if made on the day due. "BUSINESS DAY" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

         (d) The Borrower may, with ten (10) Business Days prior written notice delivered to the Holder, prepay all or any part of the Principal and accrued and unpaid interest of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to accrued interest hereon, then to any outstanding fees and expenses, and the balance to the payment of Principal hereof.

         (e) Payments of Principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Borrower, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Alternatively, Principal of, and interest on, this Note with respect to the Maturity Date may be paid by electronic wire transfer in accordance with instructions provided by the Holder to the Borrower at least ten (10) Business Days prior to the Maturity Date.

         (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Borrower hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act, or omission with respect to the collection of any amount called for hereunder.

2) INTENTIONALLY DELETED.

3) RANKING OF NOTE. This Note is an unsecured indebtedness of the Borrower.

4) REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants, and understands that Holder is relying on the truth and accuracy of the Borrower's representations and warranties, as follows:

   a) The Borrower has been duly incorporated under applicable law, is validly existing and has the corporate power and authority to own its properties and conduct its businesses as currently owned and conducted. Synovics Pharmaceuticals, Inc. ("SYNOVICS") owns directly all of the issued and outstanding shares in the capital of Kirk Pharmaceuticals, Inc. which owns all of the membership interests of the Borrower;

   b) The Borrower has all requisite right, power and authority and full legal capacity to enter into this Note, to perform its obligations hereunder and to consummate the transactions contemplated herein;

   c) This  Note when  executed,  will  constitute,  legal,  valid  and  binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights and remedies generally and by general equitable principles; and

   d) The execution and delivery of this Note will not, nor with the giving of notice or the lapse of time or both, result in a violation or breach by the Borrower of, require any consent or approval to be obtained or notice to be given by the Borrower under or give rise to any termination rights, conflicts or defaults or other adverse consequences under any provision of:
      i)   The constitutive and organizational documents of the Borrower;
      ii) Any law, regulation, order, judgment or decree applicable to the Borrower; or
      iii) Any contract, agreement, authorization, license, franchise or permit by which the Borrower or Synovics or any of their respective assets are bound or is subject or is the beneficiary.

5) COVENANTS.

   a) The Borrower covenants and agrees with the Holder that, so long as any amount remains unpaid on the Note, (i) the Borrower shall deliver to the Holder, promptly after the Borrower shall obtain knowledge of the occurrence of any Event of Default (as hereinafter defined) or any event which with notice or lapse of time or both would become an Event of Default (an Event of Default or such other event being a "Default"), a notice specifying that such notice is a "Notice of Default" and describing such Default in reasonable detail, and, in such Notice of Default or as soon thereafter as practicable, a description of the action the Borrower has taken or proposes to take with respect thereto, (ii) the Borrower will not create, incur, assume, or permit to exist any Lien (as defined below) on or with respect to any of Borrower's properties except for Permitted Liens (as defined below), (iii) except as provided herein, the Borrower will not create, incur, assume or permit to exist any Indebtedness (as defined below) except trade credit in the ordinary course of business and loans to employees for travel expenses and the like in the ordinary course of business, and (iv) the Borrower will notify the Borrower in writing at least ten (10) days prior to the consummation of any transaction resulting in a Change of Control (as defined below).

   b) The below referenced capitalized terms used in Section 5(a) above, shall have the following ascribed meanings:

         "Indebtedness" shall mean all obligations, contingent and otherwise, that should, in accordance with generally accepted accounting principles of the United States consistently applied, be classified upon the Borrower's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting
Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

         "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Permitted Liens" shall mean and include the following: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith and for which adequate reserves have been set aside on its books; (ii) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue by more than sixty (60) days or being contested in good faith and for which adequate reserves have been set aside on its books; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety, appeal bonds or performance or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv) Liens securing obligations under a capital lease if such Liens do not extend to property other than the property leased under such capital lease;
(v) Liens upon any equipment acquired or held by the Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto and any extension, renewal or replacement thereof; (vi) Liens in favor of the Bank of India with respect to its credit facility to Synovics in the principal sum of $10,500,000; (vii) liens arising solely by virtue of any statutory provisions related to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or the funds maintained with a creditor depository institution.

6) EVENTS OF DEFAULT.

         The occurrence of any of the following events shall constitute an event of default (an "EVENT OF DEFAULT"):

         (a) A default in the payment of the Principal or any accrued interest on this Note, when and as the same shall become due and payable.

         (b) A default in the performance, or a breach, of any of the covenants of the Borrower contained in Sections 1, 2, 3, 4 or 5 of this Note.

         (c) A default in the performance, or a breach, of any other covenant or agreement of the Borrower in this Note and continuance of such default or breach for a period of 30 days after receipt of notice from the Holder as to such breach or after the Borrower had or should have had knowledge of such breach.

         (d) Any representation, warranty, or certification made by the Borrower pursuant to this Note shall prove to have been false or misleading as of the date made in any material respect.

         (e) A final judgment or judgments for the payment of money in excess of $750,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against the Borrower and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

         (f) The entry of a decree or order by a court having jurisdiction adjudging the Borrower bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Borrower, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Borrower of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Borrower or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Borrower in furtherance of any such action.

         (g) The Borrower, or its parent, Synovics, or any other subsidary of Synovics, (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, other than (A) as disclosed in Synovics' Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on March 22, 2007; and (B) as arising out of a promissory note in the principal amount of $250,000 held by a certain unsecured noteholder, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization of arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law or any jurisdiction, (ii) makes an assignment for the benefit of creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated, or (v) takes corporate action for the purpose of any of the foregoing.

         (h) Intentionally Deleted.

         (i) A default occurs in the payment of any material indebtedness of the Company or Synovics, or any subsidiary of Synovics, which is not cured pursuant to the terms under which such debt was incurred after demand thereof other than
(A) as disclosed in Synovics' Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on March 22, 2007; and (B) as arising out of a promissory note in the principal amount of $250,000 held by a certain unsecured noteholder.

         (j) The occurrence of a Change of Control. "Change of Control" shall mean (i) a sale or transfer of all or substantially all of the assets of the Borrower; (ii) a merger of the Borrower into another entity (with such other entity being the surviving entity) or other form of corporate reorganization of the Borrower in which outstanding interests in the Borrower are exchanged for securities or other consideration (other than a mere re-domiciling transaction or change of corporate entity); or (iii) any other transaction by which Synovics does not own, directly or indirectly, all of the outstanding equity of the Borrower.

7) REMEDIES UPON DEFAULT.

         (a) Upon the occurrence of an Event of Default referred to in Sections 6(f) or (g), the Principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of an Event of Default referred to other than in Sections 6(f) or (g), the Holder, by five (5) Business Days notice in writing given to the Borrower (during which time, the Borrower may cure such Event of Default), may declare the entire principal amount then outstanding of, and accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest, or other formalities of any kind, all of which are expressly waived by the Borrower.

         (b) The Holder may institute such actions or proceedings in law or equity, or other appropriate proceedings, as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Borrower, and in connection with any such action or proceeding shall be entitled to receive from the Borrower payment of the outstanding Principal plus accrued interest to the date of payment plus reasonable expenses of enforcement or collection, including, without limitation, attorneys' fees and expenses.

8) EXCHANGE.

         (a) AUTOMATIC EXCHANGE. The Principal and accrued and unpaid interest on this Note shall be automatically exchanged for 1,250,000 Units (as defined below) upon the closing of the sale, at any time following the date of this Note, of an additional 2,500,000 Units of Synovics. Synovics shall keep the Offering (as defined below) open until 10 Business Days after the Maturity Date and set aside for and in favor of the Holder 2,000,000 unsubscribed Units of the Offering (as defined below).

         (b) As used herein, the term "Units" mean units of Synovics' common stock and warrants offered pursuant to that certain Second and Amended Private Placement Memorandum dated March 12, 2007, as may be amended from time to time (the "OFFERING"), which Offering includes, without limitation, registration rights as set forth therein.

         (c) OPTIONAL EXCHANGE. The Holder shall have the right, at the Holder's option, to exchange all or any part , from time to time, of the Principal and any accrued and unpaid interest on this Note as follows: (i) into 1,250,000 Units, by delivering written notice at any time prior to the Maturity Date to the Borrower indicating Holder's wish to exercise this option; or (ii) into 2,000,000 Units upon the occurrence of an Event of Default, by delivering written notice at any time following such Event of Default to the Borrower indicating Holder's election to exercise this option.

         (d) EFFECT OF EXCHANGE. Upon the exchange of the Principal and any accrued and unpaid interest on this Note in any of the triggering events described in Sections 8(a) and 8(c) above, this Note shall, by virtue hereof, and without any further action being required by any party, terminate and be discharged and the Borrower and Synovics shall be forever released from all of its obligations, undertakings and liabilities under this Note.

         (e)  SYNOVICS'   REPRESENTATIONS   AND   WARRANTIES.   Synovics  hereby
represents and warrants, and understands that Holder is relying on the truth and accuracy of Synovics' representations and warranties, as follows:


         i) Synovics has been duly incorporated under applicable law, is validly existing and has the corporate power and authority to own its properties and conduct its businesses as currently owned and conducted. Synovics owns directly all of the issued and outstanding shares in the capital of Kirk Pharmaceuticals, Inc. which owns all of the membership interests of the Borrower;

         ii)   Synovics has all  requisite  right,  power and authority and full legal capacity to enter into this Note, to perform its obligations hereunder and to consummate the transactions contemplated in this Section 8;

         iii) This Note when executed by Synovics, will constitute, legal, valid and binding obligations of Synovics, enforceable against Synovics in accordance with its respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights and remedies generally and by general equitable principles;

         iv) The authorized capital of Synovics on the date hereof consists only of (A) shares of common stock (the "COMMON STOCK"), of which 27,582,127 shares of Common Stock are issued and outstanding as of the date hereof; and (B) Series A Convertible Preferred Stock, par value $0.001 per share, of which 591,850 shares of Series A Convertible Preferred Stock are issued and outstanding as of the date hereof. The issuance of the shares of Common Stock upon conversion of the Units, including the issuance of shares of Common Stock issuable upon conversion of the Warrants, have been duly authorized by all necessary corporation action on the part of Synovics, and each share of Common Stock, when issued and delivered to, and in the case of the shares of Common Stock issuable upon payment of the consideration payable therefor in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable and free of any preemptive rights;

         v) The execution and delivery of this Note will not, nor with the giving of notice or the lapse of time or both, result in a violation or breach by Synovics of, require any consent or approval to be obtained or notice to be given by Synovics under or give rise to any termination rights, conflicts or defaults or other adverse consequences under any provision of:
               (1) The constitutive and organizational documents of Synovics;
               (2) Any law, regulation,  order, judgment or decree applicable to
                   Synovics; or
               (3) Any contract, agreement, authorization, license, franchise or permit by which Synovics or Borrower or any of their respective assets are bound or is subject or is the beneficiary; and

         vi) Synovics covenants not to amend the Offering in a manner that would detrimentally affect any of the Holder's rights pursuant to this Note or the rights of Harcharan Singh ("SINGH") pursuant to that certain Consulting Agreement between Synovics and Singh dated April 20, 2007.

9) TRANSFER.

         Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Borrower shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Note shall be transferable only on the books of the Borrower upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Borrower shall deliver a new Note or Notes to the person entitled thereto. This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender to the Borrower or its duly authorized agent. Notwithstanding the foregoing, the Borrower shall have no obligation to cause Notes to be transferred on its books to any person if, in the opinion of counsel to the Borrower, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

10) MISCELLANEOUS.

         (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Borrower, at its address, as set forth in the notes register of the Borrower, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 10(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 10(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 10(a) shall be deemed given at the time of receipt thereof.

         (b) Upon receipt of evidence satisfactory to the Borrower of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Borrower shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

         (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy under this Note shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         (d) This Note may be amended only by a written instrument executed by Borrower, Synovics and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

         (e) This Note has been negotiated and consummated in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles governing conflicts of law (other than N.Y. Gen. Oblig. L. ss.5-1401 and ss.5-1402).

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


         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and dated the day and year first above written.

                            KIRK PHARMACEUTICALS, LLC



                            BY: /S/ RONALD LANE
                                --------------------------------------
                                NAME: RONALD HOWARD LANE
                                TITLE: DIRECTOR & PRESIDENT



         The undersigned, without becoming a party to this Note except as it relates to Sections 8 and 10, hereby consents to and agrees to the terms of Sections 8 and 10 above:

SYNOVICS PHARMACEUTICALS, INC.


By: /S/ RONALD LANE
    -------------------------------
    Name: Ronald H. Lane, Ph.D.
    Title: Chief Executive Officer




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